Fees Summary	Dec. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,343,750.00
Previously Paid Amount	3,573.93
Total Fee Amount	3,223.77
Total Offset Amount	0.00
Net Fee	$ 0.00